                ---------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              ------------------

                                   FORM 8-K

                                CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 1999



                            FAIRWOOD CORPORATION
                            --------------------
            (Exact name of registrant as specified in its charter)


            DELAWARE                   0-18446                13-3472113
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
 incorporation or organization)        Number)             Identification No.)



                             ONE COMMERCE CENTER
                       1201 N. ORANGE STREET, SUITE 790
                             WILMINGTON, DE 19801
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (302) 884-6749

--------------------------------------------------------------------------------

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On June 3, 1999, Futorian Furnishings, Inc., a Delaware corporation and indirect subsidiary of Fairwood Corporation ("Futorian"), sold substantially all of the assets of one of its operating divisions, the Stratford Division ("Stratford Division"), to Vanguard Design, L.L.C., a Delaware limited liability company, Heath Home Furnishings, L.L.C., a Delaware limited liability company, Stratford Upholstery Company, L.L.C., a Delaware limited liability company, Simmons Upholstery, L.L.C., a Delaware limited liability company, Western Upholstery Company, L.L.C., a Delaware limited liability company, and Vanguard Properties II, L.L.C., a Delaware limited liability company (collectively, the "Buyer"). Futorian completed the sale of the Stratford Division to Buyer on June 3, 1999 for a purchase price of approximately $16.7 million in cash, plus the assumption of certain liabilities, subject to certain post-closing adjustments.

      Futorian through its two operating divisions, the Stratford Division and the Barcalounger Division, manufactures upholstered stationary and motion furniture, such as modular living room groups, recliners, rockers and glider chairs and upholstered motion furniture, such as, modular sofas and living room and family room groups. The sale includes substantially all of the business and assets of the Stratford Division, including the sale of its owned manufacturing plant in New Albany, Mississippi and its office and showroom in Bannockburn, Illinois and the assignment of leases for certain other manufacturing and showroom facilities. Futorian has not sold and will continue to operate the Barcalounger Division.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

           The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical consolidated financial statements of Fairwood Corporation (the "Company").

           The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition as if it was consummated on April 3, 1999. The unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it was consummated January 1, 1998. The pro forma adjustments are described more fully in the accompanying notes.

           The Pro Forma Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have been achieved had the disposition been consummated on the date or for the periods indicated and do not purport to be indicative of the financial position or results of operations as of any future date or for any future period. The Pro Forma Financial Statements should be read in connection with the Company's Annual Report on Form 10-K for the year ended December 31, 1998, the Consolidated Financial Statements of the Company and related notes thereto.

                      FAIRWOOD CORPORATION AND SUBSIDIARIES
            Unaudited Proforma Condensed Consolidated Balance Sheet
                                  April 3, 1999
                             (Dollars in thousands)



                                                                   Proforma
                                                                   Adjust-
                           Assets                  Historical       ments       Proforma
                           ------                  ----------       -----       --------

Current Assets:

  Cash and cash equivalents                       $    1,679             -         1,679
                                                    --------      --------      --------

  Accounts and notes receivable:
    Trade                                             21,123     (  12,072) (a)    9,051
    Notes receivable, affiliate                          500             -           500
    Escrow                                                 -           500  (b)      500
    Due from affiliate                                 3,323     (   3,323) (a)        -
                                                    --------      --------      --------
                                                      24,946     (  14,895)       10,051
  Less allowance for discounts and
    doubtful accounts                                  1,587     (   1,352) (a)      235
                                                    --------      --------      --------

                                                      23,359     (  13,543)        9,816
                                                    --------      --------      --------


  Inventories                                         17,975     (  10,508) (a)    7,467

  Prepaid expenses and other current assets            2,870     (     126) (a)    2,744
                                                    --------      --------      --------


               Total current assets                   45,883     (  24,177)       21,706
                                                    --------      --------      --------



Property, plant and equipment, at cost                32,935     (  24,426) (a)    8,509
Less accumulated depreciation and amortization        20,824     (  15,524) (a)    5,300
                                                    --------      --------      --------
                                                      12,111     (   8,902)        3,209
                                                      ------      --------      --------



Other assets                                             337     (      18) (a)      319
                                                    --------      --------      --------





                                                  $   58,331     (  33,097)       25,234
                                                    ========      ========      ========




                                                                     (Continued)

                      FAIRWOOD CORPORATION AND SUBSIDIARIES
     Unaudited Proforma Condensed Consolidated Balance Sheet (continued)
                                  April 3, 1999
                             (Dollars in thousands)



                                                                   Proforma
                                                                   Adjust-
                 Liabilities and Deficit           Historical       ments         Proforma
                 -----------------------           ----------       -----         --------

Current Liabilities:
  Line of credit and term loan                     $   26,356     (  26,356) (c)        -
  Overdraft                                             1,860     (   1,860) (c)        -
  Current maturities of long-term debt:
    Revolving credit                                  320,030         9,694  (d)  329,724
    Senior subordinated debentures                     80,000             -        80,000
    Senior subordinated pay-in-kind debentures        105,853             -       105,853
    Merger debentures                                  62,928             -        62,928
    Other                                                  45     (      45) (a)        -
  Accounts payable                                      9,004     (   6,426) (a)    2,578
  Accrued interest                                    121,862             -       121,862
  Accrued expenses                                     11,544     (   4,482) (e)    7,062
  Federal and state income taxes                        5,027             -         5,027
                                                     --------      --------      --------

               Total current liabilities              744,509     (  29,475)      715,034
                                                     --------      --------      --------

Long-term debt:
  Revolving credit                                          -             -             -
  Senior subordinated debentures                            -             -             -
  Mortgage payable                                      1,995     (   1,995) (a)        -
                                                     --------      --------      --------

                                                        1,995     (   1,995)            -
                                                     --------      --------      --------

Deferred income taxes                                   1,957             -         1,957
Other liabilities                                         245             -           245
                                                     --------      --------      --------

                                                        2,202             -         2,202
                                                     --------      --------      --------

Redeemable preferred stock:
  Junior preferred, cumulative, par value
   $.01 per share                                        100              -           100
                                                    --------       --------      --------

Common stock and other shareowners' deficit:
  Common stock and additional paid-in capital         55,948              -        55,948
  Accumulated other comprehensive income           (      27)             -     (      27)
  Accumulated deficit                              ( 746,396)     (   1,627) (f)( 748,023)
                                                    --------       --------      --------
                                                   ( 690,475)     (   1,627)    ( 692,102)
                                                    --------       --------      --------


                                                  $   58,331      (  33,097)       25,234
                                                    ========       ========      ========

   See notes to the unaudited proforma condensed consolidated balance sheet.

Notes to the Pro Forma Condensed Consolidated Balance Sheet

(a) Reflects the elimination of the assets and liabilities sold under the Asset Purchase Agreement.

(b) Reflects the recognition of the amount of sale proceeds placed into escrow until the final value of the assets and liabilities assumed are determined.

(c) Reflects the repayment of the borrowings under the existing revolving credit and term loan agreement, and funding of Stratford Division's overdraft with the proceeds from sale of Stratford Division's assets.

(d) The Company was required in connection with the transaction to repay the line of credit and term loan and fund the overdraft. This adjustment reflects the increase in borrowings to finance the repayment of the line of credit and term loan agreement, funding of the overdraft, less proceeds from the sale of the Stratford Division assets. The Company intends to use the sale proceeds to reduce borrowings.

        The adjustment to the revolving credit reflects the amounts that would have been borrowed had the transaction occurred as of April 3, 1999. The actual borrowings as of the closing date of the transaction were $2,324 less, reflecting lower net asset values as of that date.

                    Repayment of the line of credit and term loan                                $26,356
                    Funding of overdraft                                                           1,860
                    Proceeds from the disposition                                                (16,198)
                    Change in net asset value                                                     (2,324)
                                                                                                   -----
                              Total adjustment                                                     9,694
                                                                                                   =====


(e) Reflects the elimination of the certain accrued expenses assumed by the purchaser under the Asset Purchase Agreement, less the accrual for estimated transaction costs.

                 Accrued expenses assumed                                                    $ (6,667)
                 Estimated transaction costs                                                    2,185
                                                                                                -----
                      Total adjustment                                                         (4,482)
                                                                                                =====

        Transaction costs include primarily severance costs, broker fees, and legal fees.

(f) Reflects the transaction costs anticipated to be paid to effect the merger, net of the gain on the sale of the assets.

                      FAIRWOOD CORPORATION AND SUBSIDIARIES

       Unaudited Proforma Condensed Consolidated Statement of Operations

                        Three Months Ended April 3, 1999

                                 (In thousands)





                                                                   Proforma
                                                                   Adjust-
                                                   Historical       ments         Proforma
                                                   ----------       -----         --------
Net sales                                          $  44,851       ( 30,499)  (a)   14,352
                                                     -------        -------        -------

Cost of sales                                         41,990       ( 30,533)  (a)   11,457

Selling, administrative and
  general expenses                                     5,752       (  3,876)  (a)    1,876
                                                     -------        -------        -------


                                                      47,742       ( 34,409)        13,333
                                                     -------        -------        -------


Operating income (loss)                             (  2,891)         3,910          1,019


Interest income                                            7              -              7


Interest on indebtedness                            ( 18,267)           484   (b)  (17,783)


Other income (expenses), net                              14       (     14)             -

                                                     -------        -------        -------


Loss before income taxes                            ( 21,137)         4,380        (16,757)


Provision for income taxes                                 -              -              -
                                                     -------       --------        -------


Net loss                                           $( 21,137)         4,380        (16,757)
                                                     =======       ========        =======





See notes to the unaudited proforma condensed consolidated statement of operations.

NOTES TO THE PROFORMA CONDENSED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED APRIL 3, 1999

(a) Reflects the elimination of the Stratford Division results of operations from the consolidated results of operations.

(b) Reflects the change in interest costs as a result of (1) the repayment of the line of credit and term loan through the increase in borrowings under the revolving credit facility and proceeds from the disposition, (2) the elimination of the mortgage payable and (3) the elimination of interest costs incurred to finance accounts payable.

                        Historical interest cost under the line of credit and term loan agreement                           $ 600
                        Historical interest cost under the mortgage payable                                                    44
                        Interest costs to finance accounts payable                                                             11
                        Interest under additional revolving credit borrowings                                                (171)
                                                                                                                             -----
                             Total                                                                                          $ 484
                                                                                                                            =====

            The interest rate under the revolving credit agreement is prime plus 1.5 percent which approximated 9.25 percent for the period ended April 3, 1999. Additional borrowings under the revolving credit facility were estimated to be $7.4 million.

                      FAIRWOOD CORPORATION AND SUBSIDIARIES

      Unaudited Proforma Condensed Consolidated Statement of Operations

                          Year Ended December 31, 1998

                                 (In thousands)





                                                                  Pro forma
                                                   Historical      Adjust-
                                                   Pro forma       ments         Pro forma
                                                   ---------       -----         ---------

Net sales                                          $ 154,174       ( 99,436)  (a)   54,738
                                                     -------        -------        -------

Cost of sales                                        143,885       ( 99,854)  (a)   44,031

Selling, administrative and
  general expenses                                    24,110       ( 16,079)  (a)    8,031
                                                     -------        -------        -------


                                                     167,995       (115,933)        52,062
                                                     -------        -------        -------


Operating loss                                      ( 13,821)        16,497          2,676


Interest income                                          150       (     98)  (a)       52


Interest on indebtedness                            ( 71,863)         2,246   (b) ( 69,617)


Other income (expenses), net                              29       (     21)  (a)        8
                                                     -------        -------        -------


Loss before income taxes                            ( 85,505)        18,624       ( 66,881)


Provision for income taxes                                 -              -              -
                                                     -------       --------        -------


Net loss                                           $( 85,505)        18,624       ( 66,881)
                                                     =======       ========        =======


See notes to the unaudited proforma condensed consolidated statement of operations.

NOTES TO THE PROFORMA CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998

(c) Reflects the elimination of the Stratford division results of operations from the consolidated results of operations.

(d) Reflects the change in interest costs as a result of (1) the repayment of the line of credit and term loan through the increase in borrowings under the line of credit facility and proceeds from the disposition, (2) the elimination of the mortgage payable and
            (3) the elimination of interest costs incurred to finance trade accounts payable.

                        Historical interest cost under the line of credit and term loan agreement                         $ 2,740
                        Historical interest cost under the mortgage payable                                                   176
                        Interest costs to finance accounts payable                                                             52
                        Interest under additional revolving credit borrowings                                                (722)
                                                                                                                            -----
                             Total                                                                                        $ 2,246
                                                                                                                          =======

            The interest rate under revolving credit agreement is prime plus 1.5 percent which approximated 9.75 for the year ended December 31, 1998. The additional borrowings under the revolving credit facility was estimated to be $7.4 million.



     (c) EXHIBITS

            2.1*     Asset Purchase Agreement dated May 28, 1999

         * Pursuant to Item 601(b)(2) of Regulation S-K, the schedules, exhibits and appendices to this exhibit are omitted. Exhibit 2.1 contains a list of omitted schedules, exhibits and appendices.
            The Registrant agrees to furnish supplementary copies of such schedules, exhibits and appendices to the Commission upon request.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FAIRWOOD CORPORATION


      Date:  June 18, 1999           By:   /s/ John B. Sganga
                                       ---------------------

                                          John B. Sganga
                                          Chief Financial Officer,
                                          Executive Vice President,
                                          Secretary and Treasurer

              List of Omitted Exhibits, Appendices and Schedules
          (This list is not a part of the Asset Purchase Agreement)

 EXHIBITS
 --------
   Exhibit A              Escrow Agreement
   Exhibit B              Hired Employees (List)
   Exhibit C              Accounts Receivable
   Exhibit D-1            Bill of Sale
   Exhibit D-2            General Assignment and Assumption Agreement
   Exhibit D-3            Assignment and Assumption of Intellectual Property
   Exhibit D-4            Assignment and Assumption of Telephone Numbers
   Exhibit E1-E4          Form of Deeds
   Exhibit E-5            High Point Sublease
   Exhibit E-5.1          Lake Shore Drive Sublease
   Exhibit F              Assignment and Assumption of Leases
   Exhibit G              License Agreement - Futorian Name
   Exhibit H              Purchase Price Allocation
   Exhibit I              Form of Legal Opinion of Seller's Legal Counsel
   Exhibit J              Form of Legal Opinion of Buyer's Legal Counsel
   Exhibit K              Limited Guaranty
   Exhibit L              AmSouth Letter of Credit
   Exhibit M              Waiver of Conditions
   Exhibit N              Officer's Bringdown Certificates
   Exhibit 7.(1)          Guntown Consent to Assignment and Assumption
APPENDICES
----------

   Appendix I             Accounting Principles
   Appendix II            Seller's Customer Sites
   Appendix III           Seller's Knowledgeable Persons
   Appendix V             Example of Preliminary Purchase Price
   Appendix VI            Insurance Policies
   Appendix VII           Excluded Contracts

SCHEDULES
---------

   Schedule 3(a)          Foreign Jurisdiction Where Qualified to do Business
   Schedule 3(c)          Non-Contravention
   Schedule 3(d)          Consents and Approvals
   Schedule 3(f)          Broker Fees
   Schedule 3(g)          Financial Statements
   Schedule 3(h)          Events Subsequent to Most Recent Fiscal Year End
   Schedule 3(j)          Legal Compliance
   Schedule 3(j)(iv)      Environmental Permits
   Schedule 3(k)(iv)      Tax Matters
   Schedule 3(l)(i)       Real Property
   Schedule 3(l)(ii)      Realty Leases
   Schedule 3(l)(ii)(C)   Realty Leases - potential breaches
   Schedule3(m)(ii)       Infringement or Misappropriation with Intellectual
                          Property
   Schedule 3(m)(iii)     Material Intellectual Property Licenses and Other Agreements

   Schedule 3(m)(iv)      Marks
   Schedule 3(m)(iv)(A)   Trademark Registrations and Applications
   Schedule 3(m)(v)       Patents and Patent Applications
   Schedule 3(m)(vi)      Copyright Registrations and Applications
   Schedule 3(m)(vii)     Specifically Created, Developed or Modified Software
   Schedule 3(o)          Contracts and Agreements
   Schedule 3(p)          Accounts Receivable as of Most Recent Balance Sheet
   Schedule 3(r)          Insurance
   Schedule 3(s)          Litigation
   Schedule 3(t)          Product Warranty
   Schedule 3(v)(ii)      Employees
   Schedule 3(w)          Employee Benefit Plans
   Schedule 3(x)          Excluded Liabilities - Debt
   Schedule 3(y)          Environment, Health and Safety
   Schedule3(z)           Certain Business Relationships with Seller
   Schedule 3(aa)(A)      Top Twenty-Five Vendors
   Schedule 3(aa)(B)      Top Twenty-Five Customers
   Schedule 4(d)          Buyer Consents
   Schedule 4(e)          Brokers' Fees
   Schedule 4(f)          Buyer Financial Statements
   Schedule 5(b)(1)       Seller Required Consents
   Schedule 5(b)(2)       Buyer Required Consents
   Schedule 5(c)          Accrued Liabilities



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